  As filed with the Securities and Exchange Commission on September 15, 1997

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  September 11, 1997


                      EQUITY RESIDENTIAL PROPERTIES TRUST
              (Exact Name of Registrant as Specified in Charter)


          Maryland                       1-12252              13-3675988
(State or other jurisdiction           (Commission         (I.R.S. Employer
of incorporation or organization       File Number         Identification No.)

                     Two North Riverside Plaza, Suite 400             60606
                               Chicago, Illinois                    (Zip Code)
                    (Address of principal executive offices


      Registrant's telephone number, including area code:  (312) 474-1300

                                Not applicable
         (Former Name or Former Address, if Changed Since Last Report)

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

ITEM 7.   Financial Statements, Pro forma Financial Information and Exhibits



        Exhibit
        Number      Exhibit
        -------     -------
           1        Form of Terms Agreement dated September 11, 1997 which is
                    being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form
                    S-3, file no. 333-32183, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is
                    incorporated by reference in such registration statement, is set forth in full in such registration statement, which
                    Terms Agreement incorporates the terms and provisions of
                    Equity Residential Properties Trust (a Maryland real estate investment trust)--Common Shares of Beneficial Interest,
                    Preferred Shares of Beneficial Interest and Depositary
                    Shares--Standard Underwriting Provisions, dated December
                    2, 1996, which was previously filed pursuant to a Current
                    Report on Form 8-K, dated December 5, 1996, pursuant to
                    Regulation S-K, Item 601(b)(1), and which, as this Form 8-K filing is incorporated by reference in such registration
                    statement, is set forth in full in such registration
                    statement.

           5        Opinion of Rosenberg & Liebentritt, P.C., with an opinion of
                    Hogan & Hartson L.L.P. attached thereto as Exhibit A, which are being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form
                    S-3, file no. 333-32183, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, are set forth in full in such registration statement.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EQUITY RESIDENTIAL PROPERTIES TRUST


Date:  September 15, 1997     By: /s/ Bruce C. Strohm
                                  -------------------
                                  Bruce C. Strohm, Secretary, Executive Vice
                                         President and General Counsel

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